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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   April 25, 2006
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                   Ohio                 1-8399                    31-1189815
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    (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                  43085
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:     (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 25, 2006, Worthington Industries, Inc. (the "Registrant") completed the sale of its 50% equity interest in Acerex, S.A. de C.V., a joint venture operating a steel processing facility in Monterrey, Mexico, to its partner Ternium, S.A. for $44.6 million. A news release announcing the agreement to sell its 50% equity interest in Acerex, S.A. de C.V. was issued by the Registrant on April 7, 2006 and was furnished as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORTHINGTON INDUSTRIES, INC.


Date:  April 26, 2006               By: /s/Dale T. Brinkman
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                                        Dale T. Brinkman,
                                        Vice President-Administration,
                                        General Counsel & Secretary


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